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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)

                Delaware                              94-3269426
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(State of incorporation or organization) (I.R.S. Employer Identification No.)

                             5452 Betsy Ross Drive
                                Santa Clara, CA
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                   (Address of principal executive offices)

Securities to be Registered pursuant to Section 12(b) of the Act:

          Title of each class            Name of each exchange on which
          to be so registered             each class to be registered

            Not Applicable                       Not Applicable
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /_/

If this form relates to a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

Securities Act registration statement file number to which this form relates:
 333-35304  (if applicable)
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Securities to be registered pursuant to Setion 12(g) of the Act:

                                  Common Stock
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                                (Title of Class)

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                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Incorporation herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1 (File No. 333-35304).

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ITEM 2.  EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION
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3.1       Form of Amended and Restated Certificate of Incorporation of the
          Registrant incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-35304).

3.2       Amended and Restated Bylaws - incorporated by reference to Exhibit
          3.2 to the Registrant's Registration Statement on Form S-1
          (File No. 333-35304).

4.2 Form of Registrant's Specimen Common Stock Certificate - incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-35304).

                                   SIGNATURE

Pursuant to the Requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    WIRELESS, INC.
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Date  June 19, 2000
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By    /s/ ANTONIO CANOVA
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      Antonio Canova, Chief Financial Officer